                                                                  Exhibit 10.1

                               THIRD AMENDMENT TO
                     FORBEARANCE AND MODIFICATION AGREEMENT



EFFECTIVE DATE.            AS OF MAY 16, 2001


PARTIES. BANK ONE, ARIZONA, NA, as administrative agent for Banks that are parties to the Credit Agreement (defined below) and as a Bank ("Bank One");
                           FLEET NATIONAL BANK, as Documentation Agent, and as a Bank ("Fleet"); and IMPERIAL BANK ("Imperial"), as a Bank. Bank One, Fleet, and Imperial are sometimes individually referred to as a Bank and collectively as the "Banks".


                           HYPERCOM CORPORATION, a Delaware corporation
                           ("Hypercom"), and each of its undersigned
                           Subsidiaries, Affiliates, and other parties obligated under the Credit Documents to Banks (hereinafter individually and collectively referred to as "Borrower").

                  This Third Amendment to Modification and Forbearance Agreement (the "Third Amendment") is made by and among Banks and Borrower. For present and fair consideration, the receipt and sufficiency of which are hereby acknowledged, Banks and Borrower confirm and agree as follows:

RECITALS.

         A. Loans from Banks to Borrower. Banks and Hypercom are parties to the "Credit Agreement" dated as of August 31, 2000 (the "Credit Agreement"). Under the Credit Agreement, Banks have made available to Hypercom loans and other financial accommodations (including an RLC and Letters of Credit, collectively, the "Loans") in the committed amount of $60,000,000.

         B. Obligations Owing from Borrower to Banks. Computed as of June 1, 2001, Hypercom is indebted as follows to Banks: (i) in the amount of $32,190,185.10 for unpaid principal; plus (ii) for accrued and accruing interest, recoverable costs (including reasonable attorneys' fees), certain indemnities, and other expenses.

         C. Collateral Held By Banks for Satisfaction of Obligations Owing from Borrower. As security for satisfaction of the Obligations owing from Borrower, Banks hold valid and perfected, first and prior liens in (among other things) the Collateral described in the Security Agreements executed by Borrower in conjunction with the Credit Agreement. In addition, Banks hold valid and perfected, first and prior liens on the Additional Collateral described in the "Forbearance and Modification Agreement" dated as of November 14, 2000 (the "Forbearance Agreement") executed by Borrower and delivered to Banks on or about December 22, 2000. Unless otherwise indicated, capitalized terms used in this Third Amendment correspond to the capitalized terms used in the Forbearance Agreement. The lien and security interests held by the Banks are evidenced by (among other things) the Security Documents, the Forbearance Agreement, and all other related Credit Documents executed and delivered by Borrower to Banks.

         D. No Defenses. Borrower has no defenses, offsets, counterclaims, or adverse claims of any kind or amount with respect to the Obligations. In addition, Borrower has no defenses, offsets, counterclaims, or adverse claims of any kind with respect to the Collateral and the Additional Collateral interests held by Banks as security for satisfaction of the Obligations.

         E. Identified Defaults. As identified on Exhibit "A" to this Third Amendment, Borrower is in default of certain covenants contained in the Credit Documents (the "Identified Defaults").

         F. Request for Certain Forbearance and Loan Modifications. Borrower initially requested that Banks forbear from exercising their rights and remedies with respect to certain of the "Identified Defaults" through December 31, 2000, or, if extended pursuant to the terms of this Forbearance Agreement, through January 31, 2001 (the "Forbearance Period"). In addition, Borrower requested that Banks modify certain terms and conditions of the Credit Documents. Banks granted Borrower's initial request for forbearance by agreeing to the terms and conditions of the Forbearance Agreement. Borrower asked for an initial extension of the Forbearance Period through March 31, 2001. Banks granted Borrower's initial request for an extension of the Forbearance Agreement by agreeing to the terms and conditions of the "First Amendment To Forbearance And Modification Agreement" dated as of February 1, 2001 (the "First Amendment"). Borrower requested another extension of the Forbearance Period, and Banks granted the extension by agreeing to the terms and conditions of the "Second Amendment to Forbearance and Modification Agreement" dated as of April 1, 2001 (the "Second Amendment"). Borrower now requests from Banks additional forbearance and additional modifications to the Credit Documents, to the Forbearance Agreement, to the First Amendment, and to the Second Amendment. Although Banks are under no obligation to do so, Banks are willing to provide Borrower with additional limited forbearance, and Banks are willing to provide additional limited modification of the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment upon the terms and conditions set forth herein. The forbearance under this Third Amendment, like the forbearance provided in the Forbearance Agreement, the First Amendment, and the Second Amendment, is being provided by Banks to allow Borrower to secure replacement financing to satisfy indefeasibly the entire amount of the Obligations owing to Banks under the Credit Documents.

PROVISIONS.

         1. Accuracy of Recitals. Borrower acknowledges that the Recitals set forth above are true, accurate and correct. The Recitals are incorporated into these Provisions without any difference or distinction between the two (2) segments of this Third Amendment.

         2. Reaffirmation of Loans. Except as expressly modified by this Third Amendment, Borrower reaffirms all of its Obligations under the Credit Documents, under the Forbearance Agreement, under the First Amendment, and under the Second Amendment.

         3. Extension of Forbearance Period. Provided that Borrower satisfies all of the terms and conditions of the Forbearance Agreement and all of the terms and conditions of this Third Amendment, the Forbearance Period may be extended as follows:

---------------------------------------------------------------------------------------------------------------
                EXTENSION OF                                           CONDITIONS
             FORBEARANCE PERIOD

---------------------------------------------------------------------------------------------------------------
From 5/16/01 through 6/15/01.             By June 8, 2001 Borrower will: (i) pay Banks an Extension Fee of
                                          $50,000; and (ii) reduce the outstanding Obligations to $24,200,000
                                          (or less).
---------------------------------------------------------------------------------------------------------------
From 6/16/01 through 6/30/01.             By June 18, 2001, Borrower will: (i) pay Banks an Extension Fee of
                                          $50,000; and (ii) deliver from Foothill a commitment letter for
                                          Take Out Financing; and (iii) deliver to Banks confirmation from
                                          Heller that its commitment for Take Out Financing extends beyond
                                          July 31, 2001.  By June 29, 2001, Borrower will reduce the outstanding Obligations to $22,200,000 (or less).
---------------------------------------------------------------------------------------------------------------
From 7/1/01 through 7/15/01               By July 1, 2001, Borrower will: (i) pay Banks an Extension Fee of
                                          $50,000.   By July 13, 2001, Borrower will reduce the outstanding
                                          Obligations to $20,200,000 (or less).
---------------------------------------------------------------------------------------------------------------
From 7/16/01 through 7/31/01              By July 16, 2001, Borrower will: (i) pay Banks an Extension Fee of
                                          $50,000.  By July 27, 2001, Borrower will reduce the outstanding
                                          Obligations to $18,200,000 (or less).  By July 31, 2001, Borrower will close the Take Out Financing, and repay indefeasibly and in full all outstanding Obligations.
---------------------------------------------------------------------------------------------------------------

         4. Modifications. The Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment are hereby modified and amended as described below. In the event of any conflict between the terms of the Credit Documents, the terms of this

Forbearance Agreement, the terms of the First Amendment, the terms of the Second Amendment, and the terms of this Third Amendment, this Third Amendment shall control.

                  4.1 Limits on Funding of Golden Eagle Leasing. Section 6.9 of the Forbearance Agreement is modified to provide that, so long as Borrower satisfies all other terms and conditions of the Forbearance Agreement as amended by the First Amendment and this Third Amendment, the $1,500,000 of Hypercom cash provided pursuant to Section 4.4 of the First Amendment may be recycled and reused from the sale of Golden Eagle Leasing assets for the funding of Golden Eagle Leasing.

                  4.2 Limits on Payment of Expenses. During the Forbearance Agreement as extended by this Third Amendment, Borrower is limited to payment of: (i) expenses (in kind and in amount) listed on the Cash Flow Forecast attached as Exhibit "B"; (ii) the Obligations; (iii) the Forbearance Fees; and
(iv) the Reimbursable Costs.

                  4.3 Direct Assignment of Blackstone, Wakefern, and Petco Receivables. Borrower hereby assigns directly to the Banks all of the amounts owing to Borrower from Blackstone (estimated in the amount of approximately $7.9 million), from Wakefern (estimated in the amount of approximately $2.2 million), and Petco (estimated in the amount of approximately $327,000) (collectively, the "Assigned Accounts"). Borrower will obtain from Blackstone, Wakefern, and Petco:
(i) an acknowledgment of the transfer of the Assigned Accounts to Banks, and
(ii) a commitment to pay the Assigned Accounts directly to Bank One, NA, as Administrative Agent for Banks (collectively, the "Acknowledgments"). Any Assigned Accounts received by the Banks will be credited to the payments required between 6/16/01 and 7/27/01 under paragraph 3 above. In the event that the Obligations are repaid indefeasibly and in full prior to payment of all or a portion of the Assigned Accounts, any remaining Assigned Accounts will be transmitted to Borrower.

                  4.4 Release of Liens on Horizon Collateral and Limits on Payments Under the Buchbinder and Investor Loans. Upon receipt of the funds necessary to reduce the outstanding Obligations to $24,200,000, the Banks will:
(i) release their liens on the Stock Collateral, the Horizon Collateral, and the Contract Collateral identified in the Loan and Security Agreement dated on or about June 5, 2001 between Michelle Investments, LLC as lender and Hypercom Horizon, Inc., Hypercom U.S.A., Inc., and Hypercom Corporation as borrowers (the "Buchbinder Loan"); and (ii) consent to the Buchbinder Loan. Repayment of any sums due from Borrowers under the Buchbinder Loan will be limited to receipts from the Contract Collateral, and no payments will be made on the $4.4 million "Investor Loan" until such time that the outstanding Obligations are repaid indefeasibly and in full.

         5. Conditions Precedent. Before this Third Amendment becomes effective and Banks become obligated under it, and in addition to any other conditions stated in this Third Amendment and in the Forbearance Agreement, the First Amendment, and the Second Amendment, all of the following conditions shall have been satisfied at Borrower's sole cost and expense in a manner acceptable to Banks:

                  5.1 Receipt of Documents. Banks will have received fully executed originals of this Third Amendment, the Acknowledgments, and any other documents that Banks may require or request in accordance with this Third Amendment, the Forbearance Agreement, the First Amendment, the Second Amendment and the Credit Documents, all in such form as Banks may require in their reasonable discretion.

                  5.2 Reimbursement of Banks' Costs and Expenses. Banks will have received in immediately available funds all outstanding Reimbursable Costs incurred by Banks in connection with the Forbearance Agreement, the First Amendment, and this Third Amendment. Upon execution of this Third Amendment, Borrower will pay Banks their current Reimbursable Costs in the aggregate amount of $72,201.24, payable as follows: (i) $18,500 to Quarles & Brady Streich Lang for services rendered from the effective date of the Second Amendment through May 31, 2001 as counsel for the Banks as a group; (ii) $36,201.24 to Alvarez & Marsal, Inc., for services rendered from the effective date of the Second Amendment through May 31, 2001 as financial consultants for the Banks; and (iii) $17,500, payable to Bank One as and for its Reimbursable Costs from the effective date of the Second Amendment through May 31, 2001. Thereafter, Borrower will pay all additional Reimbursable Costs incurred by Banks during the course of the Forbearance Period within seven (7) business days of delivery of any invoice for payment of Reimbursable Costs.

                  5.3 Forbearance From Other Lenders. During the Forbearance Period, no other lender, creditor, or lessor will enforce its rights or remedies in relation to any default committed by Borrower under any loan agreement, lease agreement, security agreement, or other financial agreement. In addition, and consistent in scope and time with the forbearance provided by the Banks, Borrower will obtain and maintain at least through the Forbearance Period forbearance for defaults of obligations owing to its other major lenders (the "Other Forbearance Agreements"), including direct lenders (like Webster Bank) that provide financing for Borrower and its Subsidiaries and Affiliates, including Golden Eagle. Copies of the Other Forbearance Agreements will be delivered to the Banks.

         6. Borrower's Representations and Warranties. Borrower represents and warrants to Banks as follows:

                  6.1 Accuracy of Representations in Third Amendment, Second Amendment, First Amendment, Forbearance Agreement and Credit Documents. All representations and warranties made and given by Borrower in this Third Amendment, in the Second Amendment, in the First Amendment, in the Forbearance Agreement, and in the Credit Documents are accurate and correct.

                  6.2 No Default. Other than the Identified Defaults, no Event of Default has occurred and is continuing under the Credit Documents, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

                  6.3 Property. To the extent applicable, Borrower lawfully possesses and holds a 100% ownership interest in all of the Collateral and the Additional Collateral for the Obligations. Borrower owns all of the Collateral and the Additional Collateral for the Obligations free and clear of any defects, reservations of title and conditional sales contracts, and free and clear of any Liens and security interests other than the Liens and security interests in favor of Banks. There is no financing statement affecting any Collateral or the Additional Collateral for the Obligations on file in any public office which affect the priority of the Liens of Banks.

                  6.4 Borrowing Entity. Each Borrower entity is a corporation which is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. There have been no changes in the organization, composition, ownership, structure or formation documents of Borrower since the inception of the Obligations. In each state and country in which Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes.

                  6.5 Authorization. This Third Amendment, and any instrument or agreement required hereunder, are within Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers.

                  6.6 Enforceable Credit Documents/No Conflicts. The Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment are legal, valid and binding agreements of Borrower, enforceable in accordance with their respective terms, and any instrument or agreement required hereunder or thereunder, when executed and delivered, is (or will be) similarly legal, valid, binding and enforceable. This Third Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound.

                  6.7 Financial Information. All financial and other information (including, but not limited to the Cash Flow Reports) that has been or will be supplied to Banks is:

                           (a) Sufficiently complete to give Banks accurate
knowledge of Borrower's financial condition;

                           (b) In form and content required by Banks; and

                           (c) In compliance with all government regulations
that apply.

         7. Borrower Acknowledgments. Borrower hereby acknowledges and agrees that:

                  7.1 No Breach By Banks. Each of the Banks (including all of its predecessors) has not breached any duty to Borrower in connection with the Obligations, the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, or this Third Amendment, and each Bank (including all of its predecessors) has fully performed all obligations it may have had or now has to Borrower.

                  7.2 Interest, Fees, and Other Charges. All interest, fees (including the Extension Fees under paragraph 3 above) or other charges (including the Reimbursable Costs under section 5.2 above) imposed, accrued, or collected by Banks (including all their predecessors) under the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment, and the method of computing the interest, fees, or other charges, were and are reasonable, proper, and agreed to by Borrower and were properly computed and collected.

                  7.3 No Waiver. By entering into this Third Amendment, Banks do not waive any existing defaults (including the Identified Defaults) or any defaults hereafter occurring, and Banks do not become obligated to waive any condition or obligation in any agreement between or among any of the parties hereto.

                  7.4 No Future Obligations. Banks have no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, and Banks have no obligation to provide additional forbearance or to extend further accommodations to Borrowers.

                  7.5 No Third Party Beneficiaries. This Third Amendment is not intended for, and shall not be construed to be for, the benefit of any person not a signatory hereto.

                  7.6 Loan Balances. The outstanding balances owing on the Obligations, as described in this Third Amendment, are true and correct.

                  7.7 Fair Consideration. All payments made and Liens granted by Borrower to Banks under the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment are for fair consideration and reasonably equivalent value.

                  7.8 Notice of Identified Defaults. Borrower has received or waives all notice required from Banks under the Credit Documents with respect to the Identified Defaults; and, subject to the terms and conditions of the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment, Banks presently are free to exercise all of their rights and remedies under the Credit Agreement as a result of the Identified Defaults committed by Borrower.

         8. Release of Banks. In consideration of the agreements of Banks set forth in this Third Amendment, Borrower and all of its respective heirs, personal representatives, predecessors, successors and assigns (individually and collectively, the "Releasors"), hereby fully release, remise, and forever discharge Banks, the parents of Banks and all other affiliates and predecessors of Banks, and all past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers of Banks, for, from, and against any and all claims, counterclaims, liens, demands, causes of action, controversies, offsets, obligations, losses, damages and liabilities of every kind and character whatsoever, including, without limitation, any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder, that the Releasors, or any one of more of them, has had in the past, or now has, whether known or unknown, whether asserted or unasserted, by reason of any matter, cause or thing set forth in, relating to or arising out of, of in any way connected with or resulting from, the Loans, the Obligations, the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment.

         9. No Prejudice; Reservation of Rights. Except for the limited forbearance specifically set forth herein, this Third Amendment shall not prejudice any rights or remedies of Banks under the Credit Documents, under the Forbearance Agreement, under the First Amendment, or under the Second Amendment. Except for the limited forbearance specifically set forth herein, each Bank reserves, without limitation, all of its rights against any Borrower, indemnitor, guarantor, or endorser of any of the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and any other party liable in any way for satisfaction of the Obligations or other losses suffered by Banks.

         10. No Impairment/Security. Except as otherwise specifically set forth herein, the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment remain unaffected by this Third Amendment, and all of the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment shall remain in full force and effect. Borrower's payment and performance of Borrower's various Obligations to Banks under the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment, including all extensions, amendments, renewals or replacements thereof, continue to be and shall be secured by the Liens arising under the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment. Nothing contained herein shall be deemed a waiver of any of the rights and remedies that any of the Banks may have against Borrower or any other party, or of any of Banks' rights and remedies arising out of the Credit Documents, the Forbearance Agreement, the First Amendment, or the Second Amendment.

         11. Integration. The Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Third Amendment and the terms, conditions, or provisions of any other agreement or instrument, including any of the other Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment, the terms, conditions and provisions of this Third Amendment shall prevail. No modification of this Third Amendment or the Credit Documents, the Forbearance Agreement, the First Amendment, and the Second Amendment shall be effective unless in writing and signed by the applicable parties to be bound thereby.

         12. Counterparts. This Third Amendment and any attached consents or exhibits requiring signatures may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

         13. Invalidity. If any court of competent jurisdiction determines any provision of this Third Amendment or any of the Credit Documents, the Forbearance Agreement, the First Amendment, or the Second Amendment to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of this Third Amendment, the Forbearance Agreement, the First Amendment, the Second Amendment, or the Credit Documents.

         14. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, Borrower may not transfer its rights under the Third Amendment, the Second Amendment, the First Amendment, the Forbearance Agreement, or the Credit Documents without the prior written consent of Banks. Each of the Banks may transfer its rights under this Third Amendment, the Second Amendment, the First Amendment, the Forbearance Agreement, or the Credit Documents to any successor in interest.

         15. Default. The failure of Borrower to comply with any provision of this Third Amendment or the failure of Borrower to comply with the terms and conditions of the Credit Documents, the Forbearance Agreement, the First Amendment, or the Second Amendment (other than the Identified Defaults) shall constitute an Event of Default and shall entitle Banks to exercise any and all of their rights and remedies under the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, and this Third Amendment.

         16. No Waiver. No failure to exercise, and no delay in exercising any right, power or remedy under any of the Credit Documents, the Forbearance Agreement, the First Amendment, the Second Amendment, or this Third Amendment shall impair any right, power or remedy that Banks may have, nor shall such delay be construed to be a waiver of any of such rights, powers or remedies. No waiver of any default or breach of Borrower shall be a waiver of any other default or breach or of any default or breach subsequently occurring. Banks shall not be deemed to have waived any right, power, or remedy except in writing signed by an officer of Banks expressly stating that it is a waiver of same right, power or remedy.

         17. No Consent. Except as specifically provided in this Third Amendment, no express or implied consent to any further forbearance or modifications involving any of the matters set forth in this Third Amendment or otherwise shall be inferred or implied by Banks' execution of this Third Amendment or any other action of Banks. Banks' execution of this Third Amendment shall not constitute a waiver, either express or implied, of the requirement that any further forbearance or modification of the Credit Documents, the Forbearance Agreement, the First Amendment, or the Second Amendment shall require the express written approval of Banks. Each of the Banks must provide any consent required from the Banks under this Third Amendment.

         18. Cumulative Remedies. The rights and remedies of Banks under this Third Amendment, the Second Amendment, the First Amendment, the Forbearance Agreement, and the Credit Documents are cumulative and not exclusive of any rights or remedies that Banks would otherwise have, and may be pursued at any time and from time to time and in such order as Banks shall determine in their sole discretion.

         19. Mutual Agreement. The parties hereto agree that the terms and provisions of this Third Amendment embody their mutual intent and that such terms and provisions are not to be construed more liberally in favor, or more strictly against, any party. This Third Amendment shall not be construed as if it had been prepared by one of the parties, but rather as if it had been prepared by all of the parties.

         20. Time is of the Essence. Time is of the essence of this Third Amendment, the Second Amendment, the First Amendment, the Forbearance Agreement, and the Credit Documents.

         21. Headings. Section headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Third Amendment.

         22. Further Performance. Borrower, whenever and as often as shall be requested by the Banks, shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered such further instruments and documents and to do any and all things as may be requested by Banks in order to carry out the intent and purpose of this Third Amendment, the Second Amendment, the First Amendment, the Forbearance Agreement, and the Credit Documents.

         23. Survival. The representations, warranties, acknowledgments, and agreements set forth herein shall survive the termination of this Third Amendment.

         24. Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of Banks, Borrower, and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed on the dates set forth below to be effective as of the day and year set forth above.

                                     "BANKS"


                                    BANK ONE, ARIZONA, NA,


Dated: June 6, 2001                 By: /s/ Bonnie D. Wilson
       ------------                     --------------------
                                    Name: Bonnie D. Wilson
                                    Title: 1st Vice President



                                    FLEET NATIONAL BANK


Dated: June 6, 2001                 By: /s/ Jeffrey Robinson
       ------------                     --------------------
                                    Name: Jeffrey Robinson
                                    Title: Senior Vice President


                                    IMPERIAL BANK


Dated: June 6, 2001                 By: /s/ Edward G. Zito
       ------------                     ----------------
                                    Name: Edward G. Zito
                                    Title: Senior Vice President

                                   "BORROWER"


                                  HYPERCOM CORPORATION, a Delaware
                                  corporation



Dated: June 4, 2001               By: /s/ Jonathan E. Killmer
       ------------                   -----------------------------------------
                                  Name:   Jonathan E. Killmer
                                          -------------------------------------
                                  Title:  Executive VP & CEO
                                          -------------------------------------

                                  HYPERCOM U.S.A., INC., a Delaware
                                  corporation

Dated: June 4, 2001               By: /s/ Jonathan E. Killmer
       ------------                   -----------------------------------------
                                  Name:   Jonathan E. Killmer
                                          -------------------------------------
                                  Title:  Secretary
                                          -------------------------------------





                                  GOLDEN EAGLE LEASING, INC., f/k/a
                                  Hypercom Financial, Inc. (Arizona), an
                                  Arizona corporation

Dated: June 4, 2001               By: /s/ Jonathan E. Killmer
       ------------                   -----------------------------------------
                                  Name:   Jonathan E. Killmer
                                          -------------------------------------
                                  Title:  President
                                          -------------------------------------




                                  HYPERCOM HORIZON, INC., a Missouri
                                  corporation

Dated: June 4, 2001               By: /s/ Jonathan E. Killmer
       ------------                   -----------------------------------------
                                  Name:   Jonathan E. Killmer
                                          -------------------------------------
                                  Title:  Secretary
                                          -------------------------------------

                                    HYPERCOM INC., a/k/a Hypercom
                                    (Arizona), Inc., an Arizona corporation


Dated: June 4, 2001                       /s/ Jonathan E. Killmer
                                    By:_____________________________________
                                              Jonathan E. Killmer
                                    Name:___________________________________
                                              Secretary
                                    Title:__________________________________


                                    HYPERCOM TRANSACTION NETWORK,
                                    INC., (Arizona), an Arizona corporation

                                         /s/ Jonathan E. Killmer
Dated: June 4, 2001                 By:_____________________________________
                                             Jonathan E. Killmer
                                    Name:___________________________________
                                             Secretary
                                    Title:__________________________________



                                    HYPERCOM MANUFACTURING
                                    RESOURCES, INC., (Arizona) an Arizona
                                    corporation

                                         /s/ Jonathan E. Killmer
Dated: June 4, 2001                 By:_____________________________________
                                             Jonathan E. Killmer
                                    Name:___________________________________
                                             Secretary
                                    Title:__________________________________


                                    HYPERCOM LATINO AMERICA, INC.
                                    (Arizona), an Arizona corporation

                                          /s/ Jonathan E. Killmer
Dated: June 4, 2001                 By:_____________________________________
                                              Jonathan E. Killmer
                                    Name:___________________________________
                                              Secretary
                                    Title:__________________________________



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
                                    ePTCNETZ, INC., A Nevada corporation

                                        /s/ Jonathan E. Killmer
Dated: June 4, 2001                 By:_____________________________________
                                            Jonathan E. Killmer
                                    Name:___________________________________
                                            Secretary
                                    Title:__________________________________


                                    HYPERCOM EUROPE LIMITED, INC.
                                    (Arizona)

                                        /s/ Jonathan E. Killmer
Dated: June 4, 2001                 By:_____________________________________
                                            Jonathan E. Killmer
                                    Name:___________________________________
                                            Secretary
                                    Title:__________________________________



                                  Page 14 of 14